                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Mercury General Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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Notes:

[LOGO OF MERCURY GENERAL CORPORATION]

                          MERCURY GENERAL CORPORATION
                            4484 Wilshire Boulevard
                         Los Angeles, California 90010

                               ----------------

                          NOTICE OF ANNUAL MEETING OF
                       SHAREHOLDERS AND PROXY STATEMENT

To The Shareholders of
Mercury General Corporation

  Notice is hereby given that the Annual Meeting of Shareholders of MERCURY GENERAL CORPORATION (the "Company") will be held at the Radisson Wilshire Plaza Hotel, 3515 Wilshire Boulevard, Los Angeles, California on May 12, 1999 at 10:00 a.m., for the following purposes:

    1. To elect nine directors for the ensuing year to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

    2. To consider and vote upon the recommendation of the Board of Directors that KPMG LLP be appointed auditors of the Company for 1999.

    3. To transact such other business as may properly come before the meeting.

  The Board of Directors has fixed the close of business on March 15, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

  Accompanying this Notice of Annual Meeting is a proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                       BY ORDER OF THE BOARD OF DIRECTORS,
                                       /s/ Judy A. Walters
                                       Judy A. Walters, Secretary

Los Angeles, California
March 29, 1999

                          MERCURY GENERAL CORPORATION
                            4484 Wilshire Boulevard
                         Los Angeles, California 90010

                               ----------------

                                PROXY STATEMENT

  The Board of Directors of the Company is soliciting the enclosed proxy for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. May 12, 1999, at the Radisson Wilshire Plaza Hotel, 3515 Wilshire Boulevard, Los Angeles, California. This Proxy Statement was first mailed to shareholders on or about March 29, 1999.

  All shareholders who find it convenient to do so are cordially urged to attend the meeting in person. In any event, please complete, sign, date and return the proxy in the enclosed envelope.

  A proxy may be revoked by written notice to the Secretary of the Company at any time prior to the voting of the proxy, or by executing a later proxy or by attending the meeting and voting in person. Unrevoked proxies will be voted in accordance with the instructions indicated in the proxies, or if there are no such instructions, such proxies will be voted for the election of the Board of Directors' nominees for directors. Shares represented by proxies that reflect abstentions or include "broker non-votes" will be treated as present and entitled to vote for purposes of determining the presence of a quorum.

  Shareholders of record at the close of business on March 15, 1999 will be entitled to vote at the meeting. As of that date 54,684,438 shares of common stock, without par value ("Common Stock"), of the Company were outstanding. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of the Company, represented in person or by proxy at the meeting, constitutes a quorum.

  The costs of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement and proxy will be borne by the Company.

                                    VOTING

  In voting for the election of directors of the Company under the California General Corporation Law, if, prior to the commencement of voting, any shareholder has given notice of his intention to cumulate his votes at the meeting, then all shareholders may cumulate their votes in the election of directors for any nominee if the nominee's name was placed in nomination prior to the voting. Under cumulative voting, each shareholder is entitled in the election of directors to one vote for each share held by him multiplied by the number of directors to be elected, and he may cast all such votes for a single nominee for director or may distribute them among any two or more nominees as he sees fit. If no such notice is given, there will be no cumulative voting. In the absence of cumulative voting, each shareholder may cast one vote for each share held by him multiplied by the number of directors to be elected, but may not cast more votes than the number of shares owned for any candidate and therefore a simple majority of the shares voting will elect all of the directors. Under either form of voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

  In the event of cumulative voting, the proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of nominees. The proxy may not be voted for more than nine persons.

  The affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required to appoint the auditors. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether a matter has been approved, and therefore will not have the effect of a negative vote with respect to the appointment of the auditors.

Securities Ownership of Certain Beneficial Owners and Management

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 15, 1999, by (i) each shareholder known by the Company to be a beneficial owner of more than 5% of any class of the Company's voting securities, (ii) each director and nominee for director of the Company, (iii) each executive officer named in the Summary Compensation Table on page 6 and (iv) executive officers and directors of the Company as a group. The Company believes that, except as otherwise noted, each individual has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such individual.

                                                  Amount and        Percentage
                                                  Nature of             of
                                                  Beneficial        Outstanding
     Name of Beneficial Owner                    Ownership(1)         Shares
     ------------------------                    ------------       -----------
     George Joseph..............................  18,857,696(2) (3)    34.4%
      Director and Named Executive Officer
     Gloria Joseph..............................   9,161,600(2) (4)    16.7%
      Director
     Nicholas Company, Inc......................   4,801,692(5)         8.8%
     Michael D. Curtius.........................     102,238              *
      Director and Named Executive Officer
     Bruce E. Norman............................      56,869(6)           *
      Named Executive Officer
     Joanna Y. Moore............................      23,054              *
      Named Executive Officer
     Kenneth G. Kitzmiller......................      42,054              *
      Named Executive Officer
     Charles E. McClung.........................      27,500(7)           *
      Director
     Donald P. Newell...........................       4,700(8)           *
      Director
     Donald R. Spuehler.........................       2,114              *
      Director
     Nathan Bessin..............................       7,500              *
      Director
     Bruce A. Bunner............................       3,000(9)           *
      Director
     Richard E. Grayson.........................       3,000              *
      Director
     All Executive Officer and Directors........  28,405,709           51.8%

--------
 *Less than 1.0% of the outstanding Common Stock.

(1) As to each person or group in the table, the table includes the following shares issuable upon exercise of options which are exercisable within 60 days from March 15, 1999; Michael Curtius, 60,000; Joanna Moore, 19,475; Bruce Norman, 12,000; Kenneth Kitzmiller, 30,000; all executive officers and directors as a group, 131,475.

(2) As of October 7, 1985, George Joseph, Gloria Joseph and the Company entered into an agreement with respect to the ownership by George and Gloria Joseph of the Company's Common Stock. The agreement provides, among other things, that the shares of Common Stock held jointly were halved and transferred into the separate names of George Joseph and Gloria Joseph under their individual and independent control. In addition, Gloria Joseph has certain rights to have her shares registered for sale pursuant to the Securities Act of 1933. The registration rights provided to Gloria Joseph will terminate at such time as she ceases to hold at least 5% of the then outstanding shares of the Company's Common Stock.

(3) George Joseph's business address is c/o Mercury General Corporation, 4484 Wilshire Boulevard, Los Angeles, California 90010.

(4) Gloria Joseph's business address is c/o Mercury General Corporation, 4484 Wilshire Boulevard, Los Angeles, California 90010. Includes 1,600 shares held in trust for Gloria Joseph's daughter, Ellen Joseph.

(5) The address of Nicholas Company, Inc. is 700 Water Street, Milwaukee, Wisconsin 53202. Includes 4,235,600 shares held by Nicholas Fund, Inc. and 400,000 shares held individually by Albert O. Nicholas, the president, director and majority shareholder of Nicholas Company, Inc., which were reported on a joint Schedule 13G filed with the Company dated January 25, 1999. According to the Schedule 13G, Nicholas Company, Inc. has sole or shared voting power over no shares and sole dispositive power over 4,401,692 shares, Nicholas Fund, Inc. has sole voting power over 4,235,600 shares and Mr. Nicholas has sole voting and sole dispositive power over 400,000 shares.

(6) Does not include 17,940 shares held by Mr. Norman's wife, as to which Mr. Norman disclaims ownership.

(7)  27,500 shares are held jointly with Mr. McClung's wife.

(8) Includes 4,200 shares owned by Donald P. Newell as custodian for the benefit of his children.

(9)  Includes 2,500 shares held jointly with Mr. Bunner's wife.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

  The Board of Directors of the Company has nominated and recommends for election as directors the following nine persons to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and shall qualify. All of the nominees are presently directors of the Company. The enclosed proxy will be voted in favor of the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the proxy will be exercised by the present Board of Directors to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

  The table below indicates the position with the Company, tenure as director and age of each nominee as of March 15, 1999.

                         Position with the                           Director
      Name               Company                                 Age  Since
      ----               -----------------                       --- --------
      George Joseph      Chairman of the Board                    77   1961(1)
                         and Chief Executive Officer
                         of the Company
      Michael D. Curtius President and Chief Operating Officer    48   1996
                         and Director of the Company
      Gloria Joseph      Director                                 75   1961(1)
      Donald P. Newell   Director                                 61   1979(1)
      Charles E. McClung Director                                 84   1961(1)
      Donald R. Spuehler Director                                 64   1985
      Nathan Bessin      Director                                 73   1991
      Bruce A. Bunner    Director                                 65   1991
      Richard E. Grayson Director                                 69   1985

--------
(1) Date shown is the date elected a director of Mercury Casualty Company, a predecessor of the Company. Each of these individuals was elected a director of the Company in 1985.

  Directors are elected at each annual meeting of the shareholders for one year and hold office until their successors are elected and qualified. Executive officers serve at the pleasure of the Board of Directors.

  George Joseph, Chief Executive Officer of the Company and Chairman of its Board of Directors, has served in those capacities since 1961. He has more than 45 years experience in all phases of the property and casualty insurance business.

  Michael D. Curtius has served as President and Chief Operating Officer of the Company since May 1995 and as a director of the Company since February 1996. He served as Vice President and Chief Claims Officer from October 1987 until May 1995.

  Gloria Joseph served as Vice President of the Company from 1961 until 1985.

  Charles E. McClung has been the president and principal shareholder of McClung Insurance Agency, Inc., an insurance agency located in Montebello, California, for more than five years.

  Donald P. Newell has been a partner of the law firm of Latham & Watkins of San Diego, California for more than five years. He is also a director of SCPIE Holdings Inc., an insurance holding company.

  Donald R. Spuehler has been retired since February 1995. From February 1992 through January 1995, Mr. Spuehler was of counsel to the law firm of O'Melveny & Myers of Los Angeles, California. For more than the prior five years, Mr. Spuehler was a partner of O'Melveny & Myers.

  Nathan Bessin has been the Managing Partner of J. Arthur Greenfield & Co., Certified Public Accountants, for more than five years. He has been a director of Williams-Sonoma, Inc. since 1983.

  Bruce A. Bunner has been President of Financial Structures, Limited, a Bermuda based insurance company and a subsidiary of Royal & SunAlliance Group plc since January 1996. From April 1994 to April 1995, Mr. Bunner served as Director of External Affairs of Zurich Centre Advisors, Inc., a consulting company specializing in insurance and reinsurance risk arrangements. From January 1991 to April 1994, he served as Chairman of the Board of Centre Reinsurance Company of New York, a reinsurance company. Mr. Bunner was a partner in the firm of KPMG LLP, Certified Public Accountants, from 1974 to 1990, except during the period from 1983 to 1986 when he served as Insurance Commissioner of the State of California. Mr. Bunner is currently a director of American Progressive Life and Health Insurance Company, a subsidiary of Universal American Financial Corp, a publicly-held corporation, and a director of Amwest Insurance Group, a publicly-held company.

  Richard E. Grayson has been retired since January 1995. For more than five years prior to such time, Mr. Grayson was Vice President of Union Bank of Los Angeles, California and President and Director of Current Income Shares, Inc., a publicly-held closed end investment company.

Information Concerning the Board of Directors and Certain Committees Thereof

  The Board of Directors held four meetings during the last fiscal year and will meet quarterly during the current fiscal year. In 1998, each director attended at least 75% of the aggregate of all meetings held by the Board of Directors and all meetings held by all committees of the Board on which such director served. Directors are paid $2,500 per quarter plus $2,500 per meeting attended and reimbursement for their out-of-pocket expenses incurred in attending such meetings.

  The Company has an Audit Committee currently consisting of Nathan Bessin, Donald P. Newell and Donald R. Spuehler, with Nathan Bessin acting as Chairman of this Committee. The Audit Committee held two meetings in 1998. The Audit Committee's responsibilities include, among other things, recommending the selection of the Company's independent certified public accountants and meeting with the accountants regarding their management letters and the annual audit. Members of the Audit Committee receive $500 per meeting attended plus reimbursement of their out-of-pocket expenses incurred in attending such meetings.

  The Company has a Compensation Committee currently consisting of Donald R. Spuehler, Bruce A. Bunner and Richard E. Grayson, with Donald R. Spuehler acting as Chairman of this Committee. The Compensation Committee held three meetings in 1998 and held numerous telephonic consultations with the Company regarding executive compensation and administration of the Company's stock option plan. The responsibilities of the Compensation Committee include, among other things, reviewing, approving and reporting to the Board the Company's compensation policies with respect to its executive officers, reviewing the Company's overall compensation policy and making recommendations with respect thereto, and administering the Company's stock option plan and Senior Executive Incentive Bonus Plan. Members of the Compensation Committee receive $500 per meeting attended plus reimbursement of their out-of-pocket expenses incurred in attending such meetings. The Chairman of the Compensation Committee also receives compensation based upon the number of additional hours spent on committee matters.

  The Board of Directors has not designated a nominating committee.

Recommendation of the Board of Directors

  The Board of Directors unanimously recommends that shareholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on their proxy cards.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table sets forth, for the periods indicated, the compensation of the Company to its Chief Executive Officer and each of the four most highly compensated executive officers other than the Chief Executive Officer.

                                                  Annual
                                               Compensation
                                              ---------------    All Other
Name and Principal Position              Year Salary   Bonus  Compensation(1)
---------------------------              ---- ------- ------- ---------------
George Joseph                            1998 511,250 676,876     24,383
Chairman and Chief Executive Officer     1997 492,000 560,500     39,066
                                         1996 492,000 352,579     26,130
Michael D. Curtius                       1998 350,440 785,500     29,383
President and Chief Operating Officer    1997 327,866 608,045     43,816
                                         1996 308,750 345,204     30,630
Bruce E. Norman                          1998 165,600 192,462      9,383
Senior Vice President--Marketing         1997 156,240 384,510     24,316
                                         1996 148,800 255,259      6,863
Joanna Y. Moore                          1998 164,732 327,142      9,383
Vice President and Chief Claims Officer  1997 156,300 256,725     24,316
                                         1996 147,600 172,339     12,630
Kenneth G. Kitzmiller                    1998 138,000 325,750      9,383
Vice President--Underwriting             1997 129,600 255,400     24,316
                                         1996 120,000 155,000     12,630

--------
(1) Amounts shown include the Company's contributions under its profit sharing plan for Company employees, the Company's matching contributions under a 401(k) option to the profit sharing plan, the year-end value of stock contributed under the ESOP feature of the profit sharing plan and, for George Joseph and Michael Curtius only, director fees. Those amounts, expressed in the same order as above, for the named executive officers for 1998 are as follows: George Joseph--$2,307, $0, $2,076, $20,000; Michael
    Curtius--$2,307, $5,000, $2,076, $20,000; Bruce Norman--$2,307, $5,000,
    $2,076; Joanna Moore--$2,307, $5,000, $2,076; and Kenneth Kitzmiller--
    $2,307, $5,000, $2,076.

 Aggregated Option Exercises in Last Fiscal Year and FY-End Option Value Table

  The Company has a stock option plan for key executives. The following table sets forth information regarding the exercise of stock options during 1998 by the named executive officers and the value of unexercised stock options as of December 31, 1998. No stock options were granted to the named executive officers in 1998.

                                                       Number of Unexercised       Value of Unexercised
                                                            Options at           In-the-Money Options at
                                                         December 31, 1998          December 31, 1998
                         Shares Acquired    Value    ------------------------- ---------------------------- ---
          Name             on Exercise   Realized(1) Exercisable Unexercisable Exercisable Unexercisable(2)
          ----           --------------- ----------- ----------- ------------- ----------- ----------------
Michael D. Curtius......     70,600       3,942,569    60,000       40,000      1,672,500     1,115,000
Bruce E. Norman.........        --              --      8,000       12,000        155,250       232,875
Joanna Y. Moore.........      6,525         217,158    19,475        8,000        549,406       223,000
Kenneth G. Kitzmiller...      2,000          67,118    26,000       12,000        672,750       232,875

--------
(1) Fair market value of underlying securities at exercise minus the exercise price

(2) The value of unexercised options represents the difference between the closing price of the Common Stock on December 31, 1998, which was $43.8125 per share, and the exercise price of the options.

  George Joseph, the Chief Executive Officer and principal shareholder of the Company, has not been granted options under the Company's plan.

Senior Executive Incentive Bonus Plan

  The Company's Board of Directors adopted a Senior Executive Incentive Bonus Plan ("Senior Plan") on March 23, 1998, which was approved by the Company's shareholders at the Annual Meeting of Shareholders held on May 13, 1998, pursuant to which designated executive officers of the Company are eligible to receive bonus payments. The Senior Plan provides an incentive for senior executives to perform superior work, ties the incentives of such executives to those of the Company and its shareholders, and enables the Company to attract and retain highly qualified senior executives. The Company believes that the bonuses payable by the Company under the Senior Plan to its senior executives will be fully deductible for federal income tax purposes. As discussed under "Report of the Compensation Committee" below, George Joseph and Michael Curtius are the only participants for 1999.

Report of the Compensation Committee

  The duty of the Compensation Committee on an ongoing basis is to review, approve and report to the Board the compensation policies of the Company with respect to its executive officers. The Committee also reviews in detail with the Board its recommendations of the factors and criteria upon which the Company's Chief Executive Officer's compensation is based and the level of compensation recommended. The Committee has been delegated this same responsibility with respect to the compensation of the President.

  In general, pursuant to Board policy embodied in a standing resolution adopted at the Board's January 31, 1986 meeting, Mr. Joseph, as President and Chief Executive Officer of the Company, was given authority to establish compensation for all other executive officers. With Mr. Curtius' appointment as President, Mr. Joseph retains this authority except with respect to the compensation of the President. Mr. Joseph has periodically reported key executive appointments and key decisions as to executive compensation to the Board and this information has been recorded in Board minutes from time to time.

 Executive Officers Other than the Chief Executive Officer

  The Compensation policy of the Company adopted by Mr. Joseph for all executive officers other than the President, in effect for calendar 1998, has been reviewed and endorsed by the Compensation Committee and the Compensation Committee expects, as described in this report, that such policy will be continued in 1999.

  The Compensation Committee approved an increase in base compensation for Mr. Curtius as President effective June 1, 1998 and the payment of a special bonus to be paid in early 1999. In addition Mr. Curtius was designated as a Covered Executive under the Mercury General Corporation Senior Executive Incentive Plan (the Senior Plan) adopted by the Board on March 23, 1998 and approved by the shareholders of the corporation at its 1998 annual meeting. A bonus formula was established by the Committee for Mr. Curtius under the Senior Plan pursuant to which a bonus was accrued in 1998 to be paid after its calculation in 1999.

  At its meeting on May 29, 1998, the Committee put in place a policy of determining salary increases for the President and Chief Executive Officer on a calendar year basis, concurrent with the performance period under the Senior Plan. Pursuant to this policy the Committee has approved an increase in base compensation for Mr. Curtius effective January 1, 1999 and has established the bonus formula for him as a Covered Executive under the Senior Plan establishing a bonus to be accrued for 1999 and to be paid after its calculation in 2000.

  The basic strategy of the Company is that executive officers subject to Mr. Joseph's review should be compensated in general above the median for executives in like positions in comparable insurance companies, as determined by him based on his experience in the industry and continuing surveillance of industry practice. Further, the policy of the Company is that certain key executives should receive a substantial portion of their annual compensation based on performance in areas which they control.

  The executive officers responsible for underwriting and claims have, since the Company became publicly held in 1985 and for a substantial prior period, received a yearly bonus pursuant to a formula based on underwriting results. The executive officer responsible for marketing has received a bonus in that same period based on a formula which takes into account underwriting results and net premiums written. Smaller bonuses, not formula-based, are paid to the remaining executive officers based on the judgment of the Chief Executive Officer as to each officer's overall contribution to performance. This general bonus structure was continued in 1998 and, with modification as determined by the Chief Executive Officer, will be continued in 1999.

  Salaries for executive officers are reviewed on a yearly basis. Salary increases take into account the same factors used with respect to formula bonuses--underwriting results and revenues and the successful attainment of goals set by the Chief Executive Officer and the President. Also taken into account are factors reflecting the ability of the individual executive to manage direct and indirect costs as the volume of business varies, turnover and morale with respect to employees under the executive's management, the expense of adjusting claims and prevailing salaries in the industry, with all factors taken into account over appropriate cycles of rates, premiums and profitability of the Company and the industry.

  In addition to the nondiscriminatory tax-qualified profit sharing plan and the tax deferred Section 401(k) option to that plan maintained for employees, the Company maintains a stock option plan under which key employees are granted options at 100% of fair market value of Company stock on the date of grant. The overall policy of the Company, as approved by the Board and Compensation Committee and embodied in awards made by the Committee, is that key officers and managers responsible for success of the Company should be granted options in Company stock under that program. Nine optionees who were not named executive officers were granted options in 1998 under the program on 44,000 shares of Company Stock. Grants were made on February 6, 1998 on 9,000 shares and such options were canceled in consideration of reissuance of grants in an equal amount on August 7, 1998. The remaining grants were made on August 7, 1998 and November 6, 1998. One grant of 10,000 shares was made to an executive officer on February 6, 1998 and such options were cancelled in consideration of a grant of 10,000 shares on August 7, 1998. All grants were made at 100% of fair market value on the date of grant.

 The Chief Executive Officer

  Prior to fiscal 1998, Mr. Joseph's base compensation had not been increased since its approval at its then current level by the Board on August 3, 1990 and had been at substantially the same level since 1985. As stated to the Board in last year's Compensation Committee Report, we committed to study the issue. After study and discussions with management, the Committee approved an increase for Mr. Joseph in base compensation effective June 1, 1998. In addition, under the policy established for the President and the Chief Executive Officer in May 1998 by the Committee, a further increase in base compensation for Mr. Joseph was approved effective January 1, 1999.

  Additional compensation paid to Mr. Joseph in 1998 included director fees and a bonus equivalent to one-half month's pay which is the level of bonus awarded to all employees. A bonus for 1998 was accrued for Mr. Joseph under the Senior Plan pursuant to formula adopted by the Committee, the bonus to be paid in 1999 after calculation. The Committee has established the bonus formula for Mr. Joseph under the Senior Plan for a bonus to be accrued in 1999 and paid after calculation in 2000. Mr. Joseph does not hold any options under the Company's stock option plan.

  The Compensation Committee has reviewed 1997 compensation of executives in certain selected California and comparable insurance companies as publicly available in proxy statements. The Committee has also reviewed a 1998 summary of executive compensation practices in financial companies prepared by a branch of the Company's auditors and other published material relating to compensation in the insurance and related industries. Taking into account this and other information, the Compensation Committee believes that the level of Mr. Joseph's compensation is entirely reasonable in view of compensation at comparable companies.

 Internal Revenue Code 162(m)

  The Committee has considered the potential impact of Section 162(m) (the "Section") of the Internal Revenue Code adopted under the federal Revenue Reconciliation Act of 1993. The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the named executive officers, other than compensation that is performance-based under a plan approved by the shareholders of the corporation. The Committee has concluded that the Senior Plan and the 1995 Stock Option Plan of Mercury General Corporation meet the requirements for a performance-based plan under the regulation interpreting Internal Revenue Section 162(m). Since targeted compensation aside from compensation under such plans is well below the $1 million threshold, the Committee has concluded that the Section should not reduce the tax deductions available to the Company and that no changes to the Company's compensation program were needed in this regard.

February 5, 1999                          The Compensation Committee

                                          Donald R. Spuehler, Chair
                                          Bruce A. Bunner
                                          Richard E. Grayson

Performance Graph

  The graph below compares the cumulative total shareholder return on the shares of Common Stock of the Company (MCY) for the last five years with the cumulative total return on the Standard and Poor's 500 Index and a peer group comprised of selected property and casualty insurance companies over the same period (assuming the investment of $100 in the Company's Common Stock, the S&P 500 Index and the peer group on January 1, 1994 and the reinvestment of all dividends).

                Comparative Five-Year Cumulative Total Returns
           Mercury General Corp., S&P 500 Index and Peer Group Index


                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period            Mercury        Customer Selected        S&P
(Fiscal Year Covered)         General          Stock List         Composite
-------------------          ----------         ---------         ----------
Measurement Pt-12/31/1993      $100.00           $100.00            $100.00
FYE 12/30/1994                 $ 98.17           $ 99.99            $101.32
FYE 12/29/1995                 $166.63           $152.95            $139.40
FYE 12/31/1996                 $187.04           $177.36            $171.41
FYE 12/31/1997                 $399.51           $259.54            $228.59
FYE 12/31/1998                 $321.41           $284.96            $293.92



                     ASSUMES $100 INVESTED ON JAN. 1, 1994
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING DEC. 31, 1998

  The peer group consists of those companies that are included in the Property/Casualty Insurance Group in the Value Line Investment Survey: Ace Limited, 20th Century Industries, AllState Corporation, American Financial Group, Berkshire Hathaway, Chubb Corporation, Cincinnati Financial Corporation, CNA Financial Corp., Fremont General Corporation, Frontier Insurance Group, GAINSCO, INC., HCC Insurance Holdings, HSB Group Inc., Markel Corp., NAC Re Corp., Ohio Casualty Corp., Old Republic International Corp., Orion Capital Corporation, Progressive Corporation, RLI Corp., SAFECO Corporation, Selective Insurance Group, St. Paul Companies, Inc., Transatlantic Holdings, Vesta Insurance Group, and The W.R. Berkley Corp.

                             CERTAIN TRANSACTIONS

  Ellen Joseph, the daughter of George and Gloria Joseph, is the beneficial owner of Metro West Insurance Services, Inc., a California insurance agency. In 1998 the Company paid commissions to that agency in accordance with the Company's standard agency contract of $500,029. Louise Toney, George Joseph's sister, acts as manager for the agency and receives as compensation a portion of those commissions.

  Charles E. McClung, a director of the Company, is the principal shareholder of McClung Insurance Agency, Inc. which has been an independent agent of the Company since 1962. In 1998 the Company paid commissions to that agency of $539,603.

  Donald P. Newell, a director of the Company, is a partner of Latham & Watkins, a law firm the Company retained to perform certain legal services in 1998 and 1999.

                             APPROVAL OF AUDITORS

  Proposal 2 concerns the recommendation of the Audit Committee and the Board of Directors that KPMG LLP be appointed auditors for 1999, which is being presented to the shareholders for approval. Representatives of KPMG LLP will be present at the meeting, will be available to respond to questions and may make a statement if they so desire.

  The Board of Directors unanimously recommends that shareholders vote FOR the appointment of KPMG LLP as auditors for 1999.

                            SECTION 16(a) REPORTING

  Each director, executive officer of the Company, and person who owns more than 10% of a registered class of the Company's equity securities is required by Section 16(a) of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission (the "SEC") by a specified date his or her transactions in the Company's securities. Regulations promulgated by the SEC require the Company to disclose in this Proxy Statement any reporting violations with respect to the 1998 fiscal year, which came to the Company's attention based on a review of the applicable filings required by the SEC to report such status as an officer or director or such changes in beneficial ownership as submitted to the Company. Based solely on its review of such forms received by it, Bruce Norman, Richard Glassman and Cooper Blanton have made a late filing under Section 16(a). Mr. Norman filed a Form 4 on August 10, 1998 to report a disposition of shares of the Company's Common Stock held by his spouse (for which he disclaims ownership) on March 17, 1998, which Form 4 should have been filed by April 10, 1998. Mr. Glassman engaged in a cashless exercise for 4,000 shares in December 1998, which should have been reported on a Form 4 by January 10, 1999. Mr. Glassman filed a Form 4 in March 1999 to report this transaction. Mr. Blanton gifted 450 shares to his grandchildren in June 1998, which should have been reported on a Form 4 by July 10, 1998. Mr. Blanton filed a Form 4 in March 1999 to report this transaction.

                             SHAREHOLDER PROPOSALS

  Any proposal of a shareholder of the Company intended to be presented at the next Annual Meeting of Shareholders of the Company pursuant to Rule 14a-8 of the Proxy Rules of the SEC must be received by the Secretary of the Company not later than November 30, 1999, and any proposal of a shareholder submitted outside the processes of Rule 14a-8 must be received by the Secretary of the Company not later than February 12, 2000, to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

  The Company does not know of any business other than that described herein which will be presented for consideration or action by the shareholders at the meeting. If, however, any other business shall properly come before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named therein or their substitutes.

                                ANNUAL REPORTS

  Copies of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission are available, without charge, upon written or faxed request to: Gabriel Tirador, Chief Financial Officer, Mercury General Corporation, 4484 Wilshire Boulevard, Los Angeles, California 90010 (fax:
(323) 857-7116).

  The Company's Annual Report to Shareholders is being mailed with the Proxy Statement to shareholders of record on March 15, 1999. Upon request the Company will furnish the Annual Report to any shareholder.

                                          BY ORDER OF THE BOARD OF DIRECTORS,
                                          /s/ Judy A. Walters
                                          Judy A. Walters, Secretary

Los Angeles, California
March 29, 1999

                          MERCURY GENERAL CORPORATION

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 12, 1999
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          MERCURY GENERAL CORPORATION

     The undersigned Shareholder(s) of MERCURY GENERAL CORPORATION (the "Company") hereby constitutes and appoints George Joseph, Charles E. McClung and Michael D. Curtius, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 12, 1999, and at any adjournment or postponement thereof, according to the number of shares of Common Stock of the Company which the undersigned may be entitled to vote, and with all the powers which the undersigned would possess if personally present, as indicated on the reverse side.

     The proxies are directed to vote as specified on the reverse side. Except as specified to the contrary on the reverse side, the shares represented by this proxy will be voted FOR all nominees listed and FOR Proposal 2.

     The undersigned revokes any prior proxy at such meeting and ratifies all said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.

(Please sign and date on reverse side)

                                                MERCURY GENERAL CORPORATION
                                                P.O. BOX 11215
                                                NEW YORK, N.Y 10203-0215

[LOGO OF MERCURY GENERAL CORPORATION APPEARS HERE]

Mercury General Corporation

4484 Wilshire Boulevard  .  Los Angeles, California 90010
---------------------------------------------------------

                            Detach Proxy Card Here
                               V              V
--------------------------------------------------------------------------------

     [_]

PROPOSAL 1. ELECTION OF   FOR all nominees [_]   WITHHOLD AUTHORITY to vote  [_]
            DIRECTORS     listed below.          for all nominees listed below.

*EXCEPTIONS  [_]

Nominees: George Joseph, Charles E. McClung, Gloria Joseph, Donald R. Spuehler,
          Richard E. Grayson, Donald P. Newell, Bruce A. Bunner, Nathan Bessin, Michael D. Curtius

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions
           ---------------------------------------------------------------------
PROPOSAL 2. To approve KPMG LLP as auditors    In their discretion, the proxies
            for the year 1999.                 are authorized to vote upon such
                                               other business as may properly
                                               come before the meeting.

FOR [_]   AGAINST [_]   ABSTAIN [_]

                                                 Change of Address and/
                                                 or Comments Mark Here

                                          Important: Please sign exactly as your
                                          name appears on the Company's Common
                                          Stock Certificate. When signing as
                                          Attorney, Executor, Administrator,
                                          Trustee, Guardian or otherwise, give
                                          your full title as such. Each joint
                                          tenant should sign.


                                          Dated:__________________________, 1999


                                          ______________________________________
                                                Signature of Shareholder
                                     |
                                     |
                                _____|    ______________________________________
                                                Signature of Shareholder

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                          Votes must be indicated
                                          (x) in Black or Blue ink.    X


                              Please Detach Here
                You Must Detach This Portion of the Proxy Card
           V     Before Returning it in the Enclosed Envelope     V

                          MERCURY GENERAL CORPORATION

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 12, 1999
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          MERCURY GENERAL CORPORATION

     The undersigned Shareholder(s) of MERCURY GENERAL CORPORATION (the "Company") hereby constitutes and appoints George Joseph, Charles E. McClung and Michael D. Curtius, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 12, 1999, and at any adjournment or postponement thereof, according to the number of shares of Common Stock of the Company which the undersigned may be entitled to vote, and with all the powers which the undersigned would possess if personally present, as indicated on the reverse side.

     The proxies are directed to vote as specified on the reverse side. Except as specified to the contrary on the reverse side, the shares represented by this proxy will be voted FOR all nominees listed and FOR Proposal 2.

     ESOP Participants: As to those Common Shares that are held for the undersigned in the Employee Stock Ownership Plan feature of the Company's Profit Sharing Plan, I instruct the Trustee of such plan to sign a proxy for me and to mark the proxy as I specify on the reverse side. If I do not so specify or return the signed proxy, I understand that the Administrative Committee of such plan will instruct the Trustee how to vote the shares. Your vote will be held in the strictest confidence by BNY Western Trust Company, as Trustee for Mercury General Corporation ESOP Plan.

     The undersigned revokes any prior
proxy at such meeting and ratifies all
said attorneys and proxies, or any of
them, may lawfully do by virtue hereof.
Receipt of the Notice of Annual Meeting
of Shareholders and Proxy Statement is          MERCURY GENERAL CORPORATION
hereby acknowledged.                            P.O. BOX 11379
                                                NEW YORK, N.Y 10203-0379
(Please sign and date on reverse side)

[LOGO OF MERCURY GENERAL CORPORATION APPEARS HERE]

Mercury General Corporation

4484 Wilshire Boulevard  .  Los Angeles, California 90010
---------------------------------------------------------

                            Detach Proxy Card Here
                               V              V
--------------------------------------------------------------------------------

     [_]

PROPOSAL 1. ELECTION OF   FOR all nominees [_]   WITHHOLD AUTHORITY to vote  [_]
            DIRECTORS     listed below.          for all nominees listed below.

*EXCEPTIONS  [_]

Nominees: George Joseph, Charles E. McClung, Gloria Joseph, Donald R. Spuehler,
          Richard E. Grayson, Donald P. Newell, Bruce A. Bunner, Nathan Bessin, Michael D. Curtius

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions
           ---------------------------------------------------------------------
PROPOSAL 2. To approve KPMG LLP as auditors    In their discretion, the proxies
            for the year 1999.                 are authorized to vote upon such
                                               other business as may properly
                                               come before the meeting.

FOR [_]   AGAINST [_]   ABSTAIN [_]

                                                 Change of Address and/
                                                 or Comments Mark Here

                                          Important: Please sign exactly as your
                                          name appears on the Company's Common
                                          Stock Certificate. When signing as
                                          Attorney, Executor, Administrator,
                                          Trustee, Guardian or otherwise, give
                                          your full title as such. Each joint
                                          tenant should sign.


                                          Dated:__________________________, 1999


                                          ______________________________________
                                                Signature of Shareholder
                                     |
                                     |
                                _____|    ______________________________________
                                                Signature of Shareholder

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                          Votes must be indicated
                                          (x) in Black or Blue ink.   [X]


                              Please Detach Here
                You Must Detach This Portion of the Proxy Card
           V     Before Returning it in the Enclosed Envelope     V